UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2015

Ariel Clean Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54159	84-1209978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Broadway 9th Floor, New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

(347) 690-5187
(Registrant's telephone number, including area code)

Z Holdings Group, Inc.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change

On July 15, 2015, the Board of Directors authorized a name change of the Company from Z Holdings Group, Inc. to Ariel Clean Energy, Inc.

On August 18, 2015, the Financial Industry Regulatory Authority (“FINRA”) approved the change of our name to Ariel Clean Energy, Inc., effective August 20, 2015, and a new trading symbol “ACEZ”.  The new CUSIP number will be 04035K106.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ariel Clean Energy, Inc.

Date: August 21, 2015	By:	/s/ Robert Morrison
Robert Morrison
President